                                                              EXHIBIT 99.03

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1993-2

                         [Exhibit Begins on Next Page]

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000
                                                [LOGO OF FIRST USA APPEARS HERE]



                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK


                 --------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-2

                 --------------------------------------------

               Monthly Period:                      05/01/96  to
                                                    05/31/96
               Distribution Date:                   06/17/96
               Transfer Date:                       06/14/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-2 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                 $5.12187500

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                          $5.12187500

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount                          $0.00000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-2
Page 2


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Principal Collection Rate      $ Amount
                                ------------------------------------------------
                                                       10.71%     $53,527,552.06

    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of Finance Charge
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                        Finance Charge Yield      $ Amount
                                ------------------------------------------------
            Periodic Finance Charges                   16.02%     $6,675,708.69
            Discount Receivables                        1.69%       $705,023.47
                                                       -----      -------------
               Total                                   17.71%     $7,380,732.16

    3.  Principal Receivables / Investor Percentages
        --------------------------------------------

        (a)       The aggregate amount of Principal
                  Receivables in the Trust as of the
                  last day of the Collection Period          $15,687,000,634.22


        (b)  (1)  Invested Amount as of the last day
                  of the Collection Period                      $500,000,000.00

             (2)  The CCA Amount as of the last day of the
                  Collection Period                                       $0.00

        (c)  (1)  The Floating Investor Percentage: The
                  Invested Amount plus the CCA Amount set
                  forth in paragraph 3(b) above as a
                  percentage of the aggregate amount of
                  Principal Receivables set forth in
                  paragraph 3(a) above (finance charge &
                  defaults)                                              3.187%

             (2)  The Floating Investor Percentage: The Invested
                  Amount as a percentage of the aggregate amount
                  of Principal Receivables (principal collections)       3.187%

        (d)       During the Amortization Period: The Invested
                  Amount plus the CCA Amount as of _______
                  (the last day of the Revolving Period)                    N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-2
Page 3

        (e)  The Fixed/Floating Allocation Percentage: The
             Amount set forth in paragraph 3(d) above as a
             percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above                   N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period

                                                                   Aggregate
                                                  % of Total        Account
                                                 Outstandings       Balance
                                               --------------------------------
        (a)  35 - 64 days                            1.52%      $245,668,918.87
        (b)  65 - 94 days                            0.90%      $145,049,769.47
        (c)  95 - 124 days                           0.74%      $119,397,715.86
        (d)  125 - 154 days                          0.59%       $94,582,145.20
        (e)  155 or more days                        0.88%      $141,943,428.89
                                               --------------------------------
                                 Total               4.63%      $746,641,978.29
                                               ================================

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during
             the Collection Period allocable to the Invested
             Amount (the "Monthly Investor Default Amount")        $2,125,618.20

    6.  Investor Charge-Offs; Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)  The aggregate amount of Investor Charge-Offs
             during the Collection Period                                  $0.00

        (b)  The amounts set forth in paragraph 6(a) above, per
             $1,000 original certificate principal amount (which
             will have the effect of reducing, pro rata, the
             amount of each Certificateholder's investment)                $0.00

        (c)  The aggregate amount of Investor Charge-
             Offs reimbursed  on the Transfer Date                         $0.00

        (d)  The amount set forth in paragraph 6(c) above, per
             $1,000 interest (which will have the effect of
             increasing, pro rata, the amount of each
             Certificateholder's investment)                               $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-2
Page 4


    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee
        payable by the Trust to the Servicer for the
        Collection Period                                           $625,000.00

    8.  Withdrawal from Cash Collateral Amount.
        ---------------------------------------

        The amount to withdrawn from Cash Collateral Account
        on the related Distribution date.                                 $0.00


    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                             Total                               $65,000,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                             Total                               $65,000,000.00

    10. Funds on Deposit in Cash Collateral Account
        -------------------------------------------

        The aggregate amount of funds on deposit in the Cash
        Collateral Account pursuant to Section 2.11(a)(viii)
        of the Amended Loan Agreement on such Distribution Date          ($0.00)

    11. Series 1993-2 Guaranty Amount
        -----------------------------

        (a)  The Available Series 1993-2 Guaranty Amount
             on such Distribution Date                           $10,000,000.00

        (b)  The Required Series 1993-2 Guaranty Amount
             on such Distribution Date                           $10,000,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-2
Page 5


    12. The Available Series 1993-2 Loan Amount
        ---------------------------------------

        The Available Series 1993-2 Loan Amount
        on such Distribution Date                                 $55,000,000.00

    13. The Economic Payout Amount
        --------------------------

        The Economic Payout Amount, if any, for such
        Distribution Date                                                  $0.00

    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                      1.00000000

    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                12.61%

    16. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                       7.59%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President